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                                                                    EXHIBIT 99.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

         I, George L. Chapman, the Chief Executive Officer of Health Care REIT, Inc. (the "Company"), certify that (i) the Current Report on Form 8-K for the Company dated November 12, 2002 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      /s/ George L. Chapman
                                      -----------------------------------
                                      George L. Chapman
                                      Chief Executive Officer
                                      Dated: November 12, 2002